1 NASDAQ: ISTR Gulf South Bank Conference May 8-9, 2017 Exhibit 99.1

FORWARD-LOOKING STATEMENTS 2 This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or more of which could materially affect the outcome of future events: • business and economic conditions generally and in the financial services industry in particular, whether nationally, regionally or in the markets in which we operate; • our ability to achieve organic loan and deposit growth, and the composition of that growth; • changes (or the lack of changes) in interest rates, yield curves and interest rate spread relationships that affect our loan and deposit pricing; • the extent of continuing client demand for the high level of personalized service that is a key element of our banking approach as well as our ability to execute our strategy generally; • our dependence on our management team, and our ability to attract and retain qualified personnel; • changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; • inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; • the concentration of our business within our geographic areas of operation in Louisiana; and • concentration of credit exposure. These factors should not be construed as exhaustive. Additional information on these and other risk factors can be found in Item 1A. “Risk Factors” and Item 7. “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission. www.investarbank.com NASDAQ: ISTR We encourage everyone to visit the Investors Section of our website at www.investarbank.com, where we have posted additional important information such as press releases and SEC filings. We intend to use our website to expedite public access to time- critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.

COMPANY PROFILE AS OF MARCH 31, 2017 3 Shares Outstanding 8,805,810 Assets $1.2 billion Market Cap $192.8 million Net Loans $894.9 million Price per Share $21.90 Deposits $868.6 million Dividend Yield (YTD) 0.24% Tangible Equity $145.1 million Price/ Tangible Book Value 132.9% TE/TA 12.38% Price/LTM EPS 20.09 Net Income $1.9 million ROAA 0.65% ROAE 6.44% NPAs/Assets 0.53% Net Interest Margin 3.27% Cost of Funds 0.98% Market Data Financial Highlights

SENIOR MANAGEMENT John J. D’Angelo, President & CEO Christopher L. Hufft, Chief Financial Officer • Founding President and Chief Executive Officer • New Orleans native; graduate of Louisiana State University • Prior to founding Investar, Mr. D’Angelo was president and director of Aegis Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia • Previously, Mr. D’Angelo held various senior positions at Hibernia National Bank (the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge Parish, Louisiana, market • Current ownership of 1.9% • Joined the Bank in February 2014 as Chief Accounting Officer, and assumed the role of Chief Financial Officer in October of 2015. • Prior to joining the Bank, Mr. Hufft served for 9 years as the Vice President of Accounting at Amedisys, Inc., a publicly-traded home health and hospice company • Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, serving both public and privately-held clients in the banking, healthcare and manufacturing sectors • B.S. Accounting – Louisiana State University Travis M. Lavergne, Chief Credit Officer • Served as Executive Vice President and Chief Credit Officer since March, 2013 and Chief Risk Management Officer since joining in July 2012 • Prior to joining the Bank, Mr. Lavergne was a Senior Examiner at the Louisiana Office of Financial Institutions from September 2005 to July 2012 • B.S. Finance – Louisiana State University • M.B.A. Southeastern Louisiana University 4

ACCOMPLISHMENTS SINCE IPO 5 Since IPO in June 2014, Investar has experienced significant progress : Announced Largest Acquisition Since Inception Shifted from Consumer Loans to C&I and CRE Focus Maintained High Quality Organic Loan Growth Continued to Add Experienced Bankers in Key Areas Further Established in Four Key Louisiana Markets Transitioned from Transactional Banking to Relationship Banking

INVESTAR TIMELINE 6 $30 $66 $143 $174 $209 $279 $375 $635 $879 $1,032 $1,159 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Total Assets ($M) March 2017 Announced the acquisition of Citizens Bancshares Completed public offering of 1.6 million shares Issued $18.6 million in subordinated notes June 2006 Chartered with an initial capitalization of $10.1 million FY 2008 Achieved profitability in second full year of operations May 2009 Opened second branch in Baton Rouge 2Q 2011 Opened two additional branches in Baton Rouge Market October 2011 Acquired South Louisiana Business Bank December 2012 Entered the New Orleans market through the purchase of two closed branch locations and hiring of local bankers May 2013 Entered the Hammond market through the acquisition of First Community Bank July 2013 Entered Lafayette market by opening a de novo branch July 2014 Completed initial public offering of 3.3 million shares August 2014 Opened additional branch in Baton Rouge market Note: Bank level data shown for 2006 through 2012 (holding company incorporated in 2013)

INVESTAR SNAPSHOT

INVESTAR HOLDING CORPORATION

Company overview

- Chartered as a de novo commercial bank in June 2006 by John J. D'Angelo, the current President and Chief Executive Officer
- Completed initial public offering of 3.3 million shares in July 2014, generating net proceeds of $41.7 million
- Headquartered in Baton Rouge, LA, ISTR offers a wide range of commercial banking products to meet the needs of small to medium-sized businesses
- ISTR currently operates 10 full service banking offices located throughout its primary markets of Baton Rouge, New Orleans, Lafayette, and Hammond, Louisiana
- ISTR is ranked 17th in the Louisiana market with $867 million of total deposits as of June 30, 2016, and 12th for those headquartered in Louisiana
- Experienced management team that has generated strong organic growth complemented by two successful acquisitions since 2011
- Strong capital position and disciplined credit philosophy
- ISTR had 152 full-time equivalents as of December 31, 2016

Financial highlights

	As of and for the Year Ended		
	2014	2015	2016
Balance Sheet			
Total Assets	$879	$1,032	$1,159
Gross Loans	$726	$826	$893
Total Deposits	$628	$737	$908
Total Equity	$103	$109	$113
Profitability			
ROAA	0.73%	0.77%	0.71%
Net Interest Margin	3.85%	3.61%	3.32%
Efficiency Ratio[1]	74.90%	68.72%	66.25%
Capital			
TCE / TA	11.43%	10.32%	9.48%
Total Risk-Based Ratio	14.41%	12.72%	12.47%
Asset Quality			
NPAs / Loans & OREO	0.97%	0.42%	0.67%
NCOs / Avg. Loans	0.07%	0.05%	0.14%
NPLs / Loans	0.54%	0.32%	0.22%


Baton Rouge
Lafayette
New Orleans

Note: Dollars in millions

(1) Efficiency ratio represents noninterest expenses divided by the sum of net interest income (before provision for loan losses) and noninterest income

7

ATTRACTIVE MARKETS

INVESTAR HOLDING CORPORATION

- ***Baton Rouge***
  - Louisiana's second largest market by deposits and the state capital, deemed the major industrial, medical, research, motion picture, and growing technology center of the American South
- ***Hammond***
  - Commercial hub of a large agricultural segment of Louisiana, bedroom community of New Orleans, and home to Southeastern Louisiana University with 5.26% population growth projected from 2017 to 2022
- ***Lafayette***
  - Louisiana's third largest city by population and deposits with 9.56% household income growth projected from 2017 to 2022
- ***New Orleans***
  - Louisiana's largest city by population and deposits and a hub of hospitality, healthcare, universities, and energy

Louisiana Deposit Market Share

2016 Rank	Institution (ST)	Branches	Deposits ($000)	Market Share (%)
1	Capital One Financial Corp. (VA)	137	18,090,251	17.73
2	JPMorgan Chase & Co. (NY)	149	17,589,216	17.24
3	Hancock Holding Co. (MS)	109	11,230,505	11.01
4	Regions Financial Corp. (AL)	103	7,445,705	7.30
5	IBERIABANK Corp. (LA)	78	6,866,575	6.73
6	First NBC Bank Holding Co. (LA)	34	3,844,113	3.77
7	Origin Bancorp Inc. (LA)	23	1,677,116	1.64
8	Red River Bancshares Inc. (LA)	21	1,411,881	1.38
9	MidSouth Bancorp Inc. (LA)	43	1,306,721	1.28
10	First Guaranty Bancshares Inc. (LA)	21	1,295,643	1.27
11	Gulf Coast B&TC (LA)	19	1,257,757	1.23
--	**Pro Forma - ISTR/ Citizens Bancshares, Inc.**	**13**	**1,080,177**	**1.06**
12	Home Bancorp Inc. (LA)	24	1,078,230	1.06
13	Louisiana Community Bncp Inc. (LA)	25	1,020,091	1.00
14	Bus. First Bancshares Inc. (LA)	16	1,000,026	0.98
15	BancorpSouth Inc. (MS)	23	947,981	0.93
16	CB&T Holding Corp. (LA)	3	920,334	0.90
17	**Investar Holding Corp. (LA)**	**10**	**867,887**	**0.85**
18	Citizens National Bancshares (LA)	12	739,604	0.72
19	One American Corp. (LA)	24	739,212	0.72
20	First Trust Corp. (LA)	11	700,373	0.69
	Total For Institutions In Market	**1,539**	**102,025,406**	

Market Share Opportunity


ISTR 3.0%
Small & Mid-size Banks 33.7%
Large Banks 63.3%

Baton Rouge:
Total Deposits: $19.6 Billion


ISTR 3.0%
Large Banks 17.8%
Small & Mid-size Banks 79.2%

Hammond:
Total Deposits: $1.8 Billion


ISTR 1.1%
Large Banks 22.3%
Small & Mid-size Banks 76.6%

Lafayette:
Total Deposits: $10.8 Billion


ISTR 0.3%
Large Banks 48.6%
Small & Mid-size Banks 51.1%

New Orleans:
Total Deposits: $35.7 Billion

Note: Large banks defined as having over $50 billion in assets
Source: SNL Financial; Deposit data as of June 30, 2016

8

OPPORTUNISTIC ACQUISITIONS COMPLETED

INVESTAR HOLDING CORPORATION

Branch map


ISTR (10)
Citizens Bancshares, Inc. (3)
Baton Rouge
Lafayette
Opelousas
Eunice
Oakdale
Marksville
Jennings
Abbeville
New Iberia
Zachary
Gonzales
Thibodaux
Houma
Morgan City
Bayou Vista
New Orleans
Slidell
Bogalusa
Kentwood
McComb
Brookhaven
Hazlehurst
Fayette
Columbia
Homochitto National Forest
Grand Isle

Whole bank acquisitions

- Two whole bank transactions completed since 2011
- Processes and infrastructure established to analyze selective opportunities going forward

South Louisiana Business Bank

- Announced: June 2011
- Closed: October 2011
- 1 Branch in Prairieville, LA
- $31.5 million in gross loans and $38.6 million in deposits[1]

Rationale:

- Entered Ascension Parish with 3.4% deposit market share
- Capital accretive
- Management talent

First Community Bank

- Announced: January 2013
- Closed: May 2013
- 2 Branches – Hammond and Mandeville, LA
- $77.5 million in gross loans and $86.5 million in deposits[1]

Rationale:

- Recorded bargain purchase gain
- Initial entrance into Hammond market plus another location in the New Orleans MSA

(1) Based on fair values at time of closing

9

10 RECENTLY ANNOUNCED ACQUISITION OF CITIZENS BANCSHARES, INC. • ISTR announced the acquisition of Citizens Bancshares, Inc., a $245 million asset bank headquartered in Louisiana, on March 8, 2017 – Citizens is a historically profitable institution, with LTM ROAA of approximately 0.90% – Citizens offers ISTR an attractive deposit base, with noninterest-bearing deposits of approximately 20% of total deposits and cost of funds of 0.50% – Clean asset quality, with NPAs / Assets of 0.58% • Deal value equal to $45.8 million (100% cash consideration) – 128% of tangible book value at announcement • Expected closing third quarter of 2017 Transaction overview Citizens historical financial highlights For the Year Ended 2014 2015 2016 Balance Sheet Total Assets $247 $247 $245 Net Loans 124 126 127 Deposits 213 212 208 Noninterest-Bearing Deposits 20% 20% 20% Gross Loans / Deposits 59% 61% 62% Capital Total Equity $32 $34 $36 TCE / TA 13.00% 13.66% 14.51% Total Capital Ratio 30.80% 31.83% 33.63% Earnings & Profitability Net Income $2.3 $2.2 $2.2 ROAA 0.92% 0.88% 0.87% Net Interest Margin 3.08% 2.99% 3.09% Efficiency Ratio 58.9% 59.8% 61.3% Asset Quality NPAs / Assets 0.27% 0.37% 0.58% Reserves / Loans 1.53% 1.50% 1.49% NCOs / Average Loans 0.00% 0.00% 0.01% Note: Dollars in millions; bank level regulatory data shown for Citizens as of December 31, 2016

11 Total Assets (in thousands) 2013 2014 2015 2016 Q1 2017 635 879 1,032 1,159 1,176 5 103 81 Assets Held for Sale

12 Total Loans (in thousands) * Growth % excludes Loans HFS 2013 2014 2015 2016 Q1 2017 504 623 745 893 902 5 103 81 Loans Held for Sale 23.5%* 19.7%* 19.9%* 1.0%

LOAN COMPOSITION 13 (dollars in thousands) Amount % Amount % Amount % Amount % Mortgage loans on real estate Construction and land development 81,863$ 11.0% 90,737$ 10.2% 95,541$ 10.6% 4,804$ 5.3% 1-4 Family 156,300 21.0 177,205 19.8 172,148 19.1 (5,057) (2.9) Multifamily 29,694 4.0 42,759 4.8 47,776 5.3 5,017 11.7 Farmland 2,955 0.4 8,207 0.9 7,994 0.9 (213) (2.6) Commercial real estate Owner-occupied 137,752 18.5 180,458 20.2 181,590 20.1 1,132 0.6 Nonowner-occupied 150,831 20.2 200,258 22.4 210,874 23.4 10,616 5.3 Commercial and industrial 69,961 9.4 85,377 9.6 90,352 10.0 4,975 5.8 Consumer 116,085 15.5 108,425 12.1 95,873 10.6 (12,552) 11.6 Total loans 745,441$ 100% 893,426$ 100% 902,148$ 100% 8,722$ 1.0% Loans held for sale 80,509 - - - - Total gross loans 825,950$ 893,426$ 902,148$ 8,722$ 1.0% Increase/(Decrease) 2015 2016 December 31, March 31, 2017

LOAN COMPOSITION March 31, 2017 Business Lending Portfolio1 14 Total Loans: $902.1 million Yield on loans: 4.55% 46% of CRE is owner-occupied (1) Business lending portfolio includes owner-occupied CRE and C&I loans as of March 31, 2017 Total Business Lending Portfolio1: $271.9 million Construction & land development 11% CRE 43% Residential, farmland 25% C&I 10% Consumer 11% Retail Trade 11% Other Services (except public administration) 12% Health Care and Social Assistance 28% Construction 7% Other Industries less than 5% 19% Real Estate, Rental and Leasing 14% Manufacturing 9%

CREDIT METRICS 15 NPAs / Total Loans + OREO NCOs / Average Loans Peers¹Investar Peers¹Investar (1) Peer group consists of UBPR peers produced by the FFIEC and defined by a combination of asset size, number of branches and location in a Metropolitan Statistical Area; peer information not yet available for Q1 2017. 0.98% 2.32% 0.64% 1.69% 0.42% 1.33% 0.67% 0.97% 0.68% 0.00% 1.00% 2.00% 3.00% 2013 2014 2015 2016 Q1 2017 0.09% 0.29% 0.07% 0.18% 0.05% 0.12% 0.14% 0.10% 0.02% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 2013 2014 2015 2016 Q1 2017

(1) Total loans excludes loans held for sale, if applicable, and allowance for loan losses DISCIPLINED LENDING 16 At March 31, 2017: • Reserves / Total Loans¹: 0.80% • (Reserves + FV Marks) / Total Loans¹: 0.88% Reserves / Total Loans¹ Reserves / NPLs Provision Expense / NCOs 0.67% 0.74% 0.82% 0.79% 0.80% 0.40% 0.60% 0.80% 1.00% 2013 2014 2015 2016 Q1 2017 227% 139% 254% 356% 338% 0% 50% 100% 150% 200% 250% 300% 350% 2013 2014 2015 2016 Q1 2017 2.8x 4.3x 5.1x 1.8x 2.2x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 2013 2014 2015 2016 Q1 2017

DEPOSIT COMPOSITION AND GROWTH Deposit Composition ¹ ($868.6 million) Total Deposits 2013 - Present Target: 20% of total deposits are noninterest-bearing • Treasury Management • Small Business Banking • Focus on Relationship Banking (1) As of March 31, 2017 (2) Based on the deposit balances for each of the five years ended December 31, 2016 Cost of funds of interest-bearing deposits: 0.97% Annualized Growth in noninterest-bearing deposits: 16% 16 Noninterest- bearing 13% NOW accounts 20% Money market 14% Savings accounts 6% CDs 47% $533 $628 $737 $908 $869 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2013 2014 2015 2016 Q1 2017 To tal D e p o si ts ($ m ill io n s) CAGR2: 31.8%

FINANCIAL HIGHLIGHTS

Amounts in thousands, except share data

Amounts in thousands, except share data	Three Months Ended March 31,	Year Ended December 31,		
	2017	2016	2015	2014
Financial Highlights				
Total Assets	$1,175,835	$1,158,960	$1,031,555	$879,354
Gross Loans[(1)]	$902,148	$893,846	$825,950	$726,186
Total Deposits	$868,554	$907,787	$737,406	$628,118
Total Stockholders' Equity	$148,336	$112,757	$109,350	$103,384
Shares Outstanding	8,805,810	7,101,851	7,264,282	7,262,085
Capital Ratios				
Tangible Equity / Tangible Assets	12.38%	9.48%	10.32%	11.43%
Tier 1 Leverage Ratio	12.97%	10.10%	11.39%	12.61%
Total Capital Ratio	17.76%	12.47%	12.72%	14.41%
Asset Quality Ratios				
NPAs / Total Assets	0.53%	0.52%	0.30%	0.69%
NPLs / Loans	0.24%	0.22%	0.32%	0.54%
Loan Loss Reserves / Total Loans	0.80%	0.79%	0.82%	0.74%
Loan Loss Reserves / NPLs	338.0%	356.2%	254.2%	138.6%
NCOs / Avg Loans	0.02%	0.14%	0.05%	0.07%
Performance Ratios				
Net Income	$1,864	$7,880	$7,073	$5,397
ROAE	6.44%	6.99%	6.60%	6.80%
ROAA	0.65%	0.71%	0.77%	0.73%
Net Interest Margin	3.27%	3.32%	3.61%	3.85%
Efficiency Ratio[(2)]	68.59%	66.25%	68.72%	74.90%
Per Share Data				
Tangible Book Value per Share	$16.48	$15.42	$14.62	$13.79
Diluted Earnings per Share	$0.26	$1.10	$0.97	$0.93

(1) Gross loans includes loans held for sale (HFS)

(2) Efficiency ratio represents noninterest expense divided by the sum of net interest income (before provision for loan losses) and noninterest income.

18

PERFORMANCE METRICS 19 Net Interest Margin N e t In te re st M ar gi n ( % ) (1) Return on average assets was adjusted for the bargain purchase gain recognized in 2013, and the net effect of the Company’s investment in a tax credit entity recognized in 2014. Return on Average Assets R O A A ( % )1 4.10% 3.85% 3.61% 3.32% 3.27% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2013 2014 2015 2016 Q1 2017 0.50% 0.66% 0.77% 0.71% 0.65% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2013 2014 2015 2016 Q1 2017

PERFORMANCE METRICS 20 (1) Efficiency ratio represents noninterest expenses divided by the sum of net interest income (before provision for loan losses) and noninterest income. The efficiency ratio was adjusted for the impairment related to the Company’s investment in a tax credit entity for the year ended December 31, 2014 and for the bargain purchase gain recognized as a result of the acquisition of First Community Bank for the year ended December 31, 2013. Expense Ratios Ef fi ci e n cy R atio¹ ( % ) N o n in te re st E xp e n se / A vg . A ss e ts ( % ) 80.0% 72.8% 68.7% 66.3% 68.6% 3.83% 3.32% 2.97% 2.41% 2.34% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2013 2014 2015 2016 Q1 2017 March 31, 2013 2014 2015 2016 2017 Employees 167 179 165 152 152 Locations 10 11 11 10 10 December 31,

PROFITABILITY 21 Net Income and Diluted Earnings Per Share N e t Inc o m e (T h o u sa n d s) Ea rn ing s p e r Sh ar e $1,990 $2,005 $2,037 $1,848 $1,864 $0.28 $0.28 $0.29 $0.26 $0.26 -$0.80 -$0.60 -$0.40 -$0.20 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $500 $1,500 $2,500 $3,500 $4,500 $5,500 $6,500 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017

INVESTMENT OPPORTUNITY 22 Management1 Market2 Growth3 Asset Quality4 Profitability5 • Legacy team with proven industry expertise tied to the Southern Louisiana region • Continue to add experienced bankers in new and existing markets • Southern Louisiana focus with complementary new market expansion • Loan portfolio diversity • Disciplined credit philosophy – legacy delinquencies less than 1% • Expected to increase as investment in infrastructure has already been made • Leverage existing infrastructure in core markets • Limited de novo branching • Opportunistic, disciplined acquisition strategy • Focus on relationship banking

23 APPENDIX

NON-GAAP FINANCIAL MEASURES

Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures. Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total stockholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names. The following table reconciles, as of the dates set forth below, stockholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

Dollar values in thousands except per share amounts

	December 31,				March 31,
Dollar values in thousands except per share amounts	2013	2014	2015	2016	2017
Total Stockholders' Equity - GAAP	$55,483	$103,384	$109,350	$112,757	$148,336
Adjustments					
Goodwill	$2,684	$2,684	$2,684	$2,684	$2,684
Other Intangibles	$573	$532	$491	$550	$540
Tangible Equity	$52,226	$100,168	$106,175	$109,523	$145,112
Total Assets - GAAP	$634,946	$879,354	$1,031,555	$1,158,960	$1,175,835
Adjustments					
Goodwill	$2,684	$2,684	$2,684	$2,684	$2,684
Other Intangibles	$573	$532	$491	$550	$540
Tangible Assets	$631,689	$876,138	$1,028,380	$1,155,726	$1,172,611
Total Shares Outstanding					
Book Value Per Share	$14.06	$14.24	$15.05	$15.88	$16.85
Effect of Adjustment	($0.82)	($0.45)	($0.43)	($0.46)	($0.37)
Tangible Book Value Per Share	$13.24	$13.79	$14.62	$15.42	$16.48
Total Equity to Total Assets	8.74%	11.76%	10.60%	9.73%	12.62%
Effect of Adjustment	(0.47)	(0.33)	(0.28)	(0.25)	(0.24)
Tangible Equity to Tangible Assets	8.27%	11.43%	10.32%	9.48%	12.38%

24

INCOME STATEMENT

INVESTAR HOLDING CORPORATION

(dollars in thousands, except share data)	Year Ended December 31,				Three Months Ended	
	2013	2014	2015	2016	Q1 2017	Q1 2016
INTEREST INCOME						
Interest and fees on loans	$ 21,686	$ 29,979	$ 35,076	$ 39,380	$ 10,004	$ 9,485
Interest on investment securities	756	1,339	2,189	3,565	1,029	856
Other interest income	30	50	75	207	60	37
TOTAL INTEREST INCOME	22,472	31,368	37,340	43,152	11,093	10,378
INTEREST EXPENSE						
Interest on deposits	3,204	4,273	5,250	7,182	1,853	1,515
Interest on borrowings	256	402	632	1,231	380	316
TOTAL INTEREST EXPENSE	3,460	4,675	5,882	8,413	2,233	1,831
NET INTEREST INCOME	19,012	26,694	31,458	34,739	8,860	8,547
PROVISION FOR LOAN LOSSES	1,026	1,628	1,865	2,079	350	454
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	17,986	25,066	29,593	32,660	8,510	8,093
NON-INTEREST INCOME						
Service charges on deposit accounts	214	305	380	343	97	97
Gain on sale of investment securities, net	449	340	489	443	106	80
Net gain on sale of assets	346	3,682	4,278	1,684	28	314
Bargain purchase gain	906	-	-	-	-	-
Servicing fees and fee income on serviced loans	2,843	885	2,543	2,087	423	591
Other operating income	596	648	654	911	231	205
TOTAL NON-INTEREST INCOME	5,354	5,860	8,344	5,468	885	1,287
INCOME BEFORE NON-INTEREST EXPENSE	23,340	30,926	37,937	38,128	9,395	9,380
NON-INTEREST EXPENSE						
Salaries and employee benefits	11,772	14,565	16,398	15,609	3,950	3,873
Impairment on investment in tax credit entity	-	690	54	11	-	-
Operating expenses	7,252	9,129	10,901	11,019	2,734	2,511
TOTAL NON-INTEREST EXPENSE	19,024	24,384	27,353	26,639	6,684	6,384
INCOME BEFORE INCOME TAX EXPENSE	4,316	6,542	10,584	11,489	2,711	2,996
INCOME TAX EXPENSE	1,148	1,145	3,511	3,609	847	1,006
NET INCOME	$ 3,168	$ 5,397	$ 7,073	$ 7,880	$ 1,864	$ 1,990
Basic earnings per share	$ 0.86	$ 0.98	$ 0.98	$ 1.11	$ 0.26	$ 0.28
Diluted earnings per share	$ 0.81	$ 0.93	$ 0.97	$ 1.10	$ 0.26	$ 0.28

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